UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2007

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On June 3, 2007. Pharmacyclics, Inc. a Delaware corporation (the "Registrant"), announced final results from an open-label multi-center Phase 2 clinical trial, which indicated that Xcytrin® (motexafin gadolinium) Injection, may improve the efficacy of stereotactic radiosurgery by providing more accurate magnetic resonance imaging (MRI) treatment-planning and better defining the treatment field in patients with brain metastases from solid tumors. Xcytrin allowed physicians to identify occult brain metastases in 24% of patients that were missed with standard MRI contrast agents and were amenable to stereotactic radiosurgery. The data were presented at the 2007 American Society of Clinical Oncology Annual Meeting (ASCO) in Chicago.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated June 3, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Xcytrin® is a registered trademark of Pharmacyclics, Inc.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.
Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated June 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 4, 2007

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated June 3, 2007. PDF

         PDF    Also provided in PDF as a courtesy.